SECURITIES AND EXCHANGE COMMISSION
UNITED STATES
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 27, 2011
IMPERIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Park of Commerce Boulevard, Suite 301 Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code: (561) 995-4200
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD
     On September 27, 2011, Imperial Holdings, Inc. (the “Company”) was served with a search warrant issued by a Magistrate Judge for the U.S. District Court in the Southern District of Florida.
     The Company understands that it and certain of its employees, including its chairman and chief executive officer, and its president and chief operating officer, are under investigation in the District of New Hampshire with respect to its life finance business.
     During the exercise of the warrant the Company fully cooperated. There has been no action taken against the Company’s structured settlement business and the Company anticipates normal operations, across all of its business segments, will resume on September 28, 2011.
     The information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01	Exhibits

Exhibit 99.1:	Press release dated September 27, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 27, 2011
IMPERIAL HOLDINGS, INC. (Registrant)
	By:	/s/ Michael Altschuler
Michael Altschuler
General Counsel and Secretary

3